THE PORTFOLIOS

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Aggressive Growth Mutual Fund, Bond, Growth Mutual Fund, Mutual Fund, Growth Stock, Money Market, and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 1999.


                                             /s/ Jack W. Nicklaus II
                                             ---------------------------------
                                             Jack W. Nicklaus II

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Aggressive Growth Mutual Fund, Bond, Growth Mutual Fund, Mutual Fund, Growth Stock, Money Market, and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1999.

                                            /s/ Roger D. Blackwell
                                            ---------------------------------
                                            Roger D. Blackwell

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Aggressive Growth Mutual Fund, Bond, Growth Mutual Fund, Mutual Fund, Growth Stock, Money Market, and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 1999.

                                             /s/ Robert S. Meeder, Jr.
                                             ---------------------------------
                                             Robert S. Meeder, Jr.

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Aggressive Growth Mutual Fund, Bond, Growth Mutual Fund, Mutual Fund, Growth Stock, Money Market, and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 1999.

                                            /s/ Walter L. Ogle
                                            ---------------------------------
                                            Walter L. Ogle

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Aggressive Growth Mutual Fund, Bond, Growth Mutual Fund, Mutual Fund, Growth Stock, Money Market, and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 1999.

                                             /s/ Milton S. Bartholomew
                                             ---------------------------------
                                             Milton S. Bartholomew

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Aggressive Growth Mutual Fund, Bond, Growth Mutual Fund, Mutual Fund, Growth Stock, Money Market, and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 1999.

                                             /s/ Charles A. Donabedian
                                             ---------------------------------
                                             Charles A. Donabedian

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Aggressive Growth Mutual Fund, Bond, Growth Mutual Fund, Mutual Fund, Growth Stock, Money Market, and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 1999.

                                            /s/ James W. Didion
                                            ---------------------------------
                                            James W. Didion

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Aggressive Growth Mutual Fund, Bond, Growth Mutual Fund, Mutual Fund, Growth Stock, Money Market, and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 1999.

                                            /s/ Philip A. Voelker
                                            ---------------------------------
                                            Philip A. Voelker

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Aggressive Growth Mutual Fund, Bond, Growth Mutual Fund, Mutual Fund, Growth Stock, Money Market, and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 1999.

                                             /s/ Robert S. Meeder, Sr.
                                             ---------------------------------
                                             Robert S. Meeder, Sr.